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                                                                   EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report, dated January 30, 1998, included in Commonwealth Bancorp, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
  March 26, 1998